LGT ASSET MANAGEMENT
A PIONEER IN
GLOBAL
INVESTING
GT GLOBAL
NEW PACIFIC
GROWTH FUND

ANNUAL REPORT
DECEMBER 31, 1995

                                                                          [LOGO]

TABLE
OF CONTENTS

Report from the Fund
Managers and Key
Portfolio Holdings.....          1

Financial Statements...        F-2

REPORT FROM THE FUND MANAGERS

The GT Global New Pacific Growth Fund seeks long-term growth of capital through a portfolio of investments in the equity markets of the Asian Pacific Rim, excluding Japan.
PERFORMANCE REVIEW
The Fund's total return for the 12 months ended December 31, 1995, was 7.45% for Class A shares; total return for Class B shares was 6.45%. Total return for the Morgan Stanley Capital International (MSCI) Pacific ex-Japan Index(1) over the same period was 13.37%. The index is not available for investment and does not include the effects of sales charges and professional management fees. For additional performance information, please see page 6.
The Fund's underperformance relative to the index was primarily a result of its underweighted positions in Australia and Hong Kong, which significantly outperformed other regional markets, and an overemphasis on small stocks in general, which lagged substantially over the period.
MARKET REVIEW
For investors in the Asian stock markets, 1995 was a year of moderate returns. In the early part of the year, cautious sentiment extending from 1994's bear market was compounded by the Mexican crisis, leading to a widespread selloff across all emerging markets. It did not take long, however, for investors to realize that economic conditions in Asian countries were considerably different from those in Mexico, and that such indiscriminate selling was unwarranted. Other key factors that led to the subsequent recovery in Asian markets were the increasing likelihood of a weakening U.S. economy and a corresponding need for the Fed to lower interest rates.

------------------
(1) The MSCI Pacific ex-Japan Index is an arithmetic average, weighted by market value, of the performance of 204 securities listed on five major Pacific Rim stock exchanges (Australia, Hong Kong, Malaysia, New Zealand and Singapore). It includes the effect of reinvested dividends and is measured in U.S. dollars.

In terms of individual markets, Hong Kong stood out as the top-performing regional market, spurred by an investor-perceived recovery. Unemployment levels, which rose to a record level in October, began to improve somewhat over the last two months of the year. As a result, retail sales and property prices, which were severely dampened by the lack of job security, began to stabilize, with the property sector leading the stock market recovery.

We are encouraged because some of the new projects launched by the major developers received favorable responses, indicating an upturn in demand in our opinion. Also important for the Hong Kong economy, were early signs of some highly selective credit relaxation by Chinese authorities as of mid-January, 1996. On the other hand, the utility sector went through a period of downgrades on the back of deregulation and increased public pressure to review the scheme of profit control for the utility companies.

Most of the ASEAN(2) economies displayed features of overheating, including rampant domestic consumption, strong import of capital goods and deteriorating current account balances. Such macroeconomic concerns are why ASEAN markets have lagged Hong Kong in terms of performance. Malaysia is one of the most prominent examples where a combination of an ongoing infrastructure boom and robust retail spending put upward pressure on domestic interest rates. In the annual budget announced in October, Malaysian authorities introduced stringent measures in an effort to curb property speculation. We expect they will make further moves to rein in domestic consumption.

Across Taiwan and South Korea, markets were affected by political turmoil. In Taiwan, active moves by President Lee Teng-hui to promote his political profile and advocate independence provoked strong resentment from mainland China. In South Korea, anti-corruption moves against former presidents have raised concerns about the possible involvement of some of the big chaebols (Korean conglomerates).

The Australian market continued its steady performance over the year, supported by healthy earnings growth in the industrial sector and lower interest rates. The resources sector, having performed rather strongly in the first quarter, turned dull as a response to the muted global economic recovery.

------------------
(2) ASEAN countries include Singapore, Malaysia, Thailand, Philippines, Indonesia, Brunei and Vietnam.

INVESTMENT STRATEGY
Going forward, we plan to reduce our weighting in Australia in order to increase our allocation to Hong Kong and Southeast Asia. We also expect to put a greater focus on large cap stocks, which may benefit from the liquidity inflow into the Pacific region -- a scenario we expect may prevail in 1996.

OUTLOOK
We believe that falling interest rates in the U.S. will continue to drive investments to Southeast Asian markets. In view of Wall Street's strong performance over 1995, we believe the outlook for fund flows into the region is favorable. Investors may well decide the U.S. market has peaked and begin looking outside of the U.S. Most Asian economies, in our opinion, have the potential to continue to show reasonable growth and healthy corporate earnings prospects.

Some ASEAN countries, such as Malaysia and Thailand, however, are likely to be faced with proactive tightening by government authorities during the course of the year. We feel that until investors are convinced that sufficient steps have been taken to cool those countries' overheated economies, their performance may continue to lag and our strategy will be to focus on stock-specific earnings stories in those markets.

We remain positive on the Hong Kong market at least for the early part of 1996, with some recovery of the property market and selective credit relaxation by the Chinese authorities in sight.

CHRISTIAN WIGNALL                       LAWRENCE YIP
CHIEF INVESTMENT OFFICER                PORTFOLIO MANAGER
GLOBAL EQUITIES                         HONG KONG
SAN FRANCISCO

                                                           JANUARY 15, 1996

GT GLOBAL NEW PACIFIC GROWTH FUND

KEY PORTFOLIO HOLDINGS*

HSBC HOLDINGS PLC                                                      HONG KONG
The group consists of Midland Bank (one of the clearing banks in the UK), Hong Kong Bank (the largest retail bank in HK) and other subsidiaries, including a diverse range of financial operations. Perceived by many as a global banking operation, HSBC has persistently been trading at a discount to other local banks. We believe it provides relatively cheap exposure to the recovery of the HK economy and the projected substantial expenditure in infrastructure over the next few years.

HUTCHISON WHAMPOA                                                      HONG KONG
A leading Hong Kong conglomerate, Hutchison Whampoa is engaged in the property, retail, energy, container port and telecommunications businesses. We believe skepticism toward its UK cellular operation has started to wane, given the satisfactory growth in subscriber numbers and its intentions to list in the UK market.

NEW WORLD DEVELOPMENT CO., LTD.                                        HONG KONG
New World Development is a leading property developer and hotel operator with substantial exposure to Chinese infrastructure development and low cost housing projects. The company has recently successfully listed both its U.S. hotel operation and Chinese infrastructure projects and significantly improved its financial position.

SIAM COMMERCIAL BANK PLC                                                THAILAND
As one of the largest domestic Thai banks, Siam Commercial Bank continues to benefit from the strength of the Thai economy and stable interest margins. We believe the banking sector still offers the best value in the market.

SWIRE PACIFIC LTD.                                                     HONG KONG
Swire Pacific is one of the largest owners of grade A office space and shopping malls in Hong Kong. With property prices on a downtrend for the last 12-18 months, we believe office rentals are beginning to stabilize. Swire is also the major shareholder of Cathay Pacific, Hong Kong's international airline.

BROKEN HILL PROPRIETARY (BHP) CO., LTD.                                AUSTRALIA
Australia's largest company, with a market capitalization of A$38 billion, BHP is primarily a steel, petroleum, and minerals operator. We anticipate that copper

--------------
* There can be no assurance the Fund will continue to hold these securities.

may shortly become a fourth major business following its recent acquisition of Magma, a large copper producer in the U.S. We expect BHP's excellent management and world class operations may continue to drive its profit growth from the A$1.6 billion achieved in 1995 and, in our opinion, exploration and technology could yield further opportunities.

NATIONAL AUSTRALIA BANK LTD.                                           AUSTRALIA
National Australia Bank is the preeminent local bank in terms of market share and efficiency. We view its success as the result of strategic regional bank acquisitions in Australasia, the UK and most recently, in the U.S. where it acquired Michigan National. In our opinion, tight lending restrictions enabled National Bank to largely avoid Australia's bad debt cycle of the late 1980s and early 1990s. We expect future earnings growth may be driven by continued high capital expenditure on technology and corporate restructuring.

PUBLIC BANK BERHAD                                                      MALAYSIA
While Public Bank Berhad is the third-largest commercial bank in Malaysia, it has been perceived by investors as being too conservative in its loan expansion policies in the past. However, management appears to be adopting a more aggressive style, which could allow the bank to participate more fully in the robust growth of the Malaysian economy.

KRUNG THAI BANK LTD.                                                    THAILAND
Krung Thai Bank is one of Thailand's largest domestic banks. Similar to Siam Commercial Bank, it continues to benefit from Thailand's economic growth and stable interest rate margins.

CHINA HK PHOTO PRODUCTS HOLDINGS, LTD.                                 HONG KONG
China HK Photo Products is a relatively small company with exclusive distributorship of Fuji photo products in Hong Kong and China. While Hong Kong is already a mature market, we feel China has potential to develop into a major market for the company's products. Our premise is based on strong growth in consumption power of the Chinese population and increased leisure time following the recent countrywide change to a five-day work week.

GT GLOBAL NEW PACIFIC GROWTH FUND
PORTFOLIO SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              GT GLOBAL NEW PACIFIC GROWTH FUND     MSCI PACIFIC EX-JAPAN
19-Jan-77                                    9525                   10,000
31-Jan-77                                   9,525                    9,994
28-Feb-77                                   9,630                    9,760
31-Mar-77                                   9,687                    9,958
30-Apr-77                                   9,630                   10,052
31-May-77                                   9,658                   10,220
30-Jun-77                                   9,944                   10,295
31-Jul-77                                   9,573                    9,879
31-Aug-77                                   9,782                    9,717
30-Sep-77                                  10,058                    9,602
31-Oct-77                                  10,363                    9,985
30-Nov-77                                  10,535                    9,897
31-Dec-77                                  10,706                   10,343
31-Jan-78                                  10,735                   10,055
28-Feb-78                                  11,087                    9,805
31-Mar-78                                  12,410                   10,533
30-Apr-78                                  12,247                   11,001
31-May-78                                  12,314                   11,465
30-Jun-78                                  13,895                   12,395
31-Jul-78                                  15,245                   13,114
31-Aug-78                                  15,776                   14,619
30-Sep-78                                  16,441                   14,340
31-Oct-78                                  17,049                   14,561
30-Nov-78                                  15,573                   12,369
31-Dec-78                                  16,190                   12,824
31-Jan-79                                  15,930                   13,735
28-Feb-79                                  15,429                   13,693
31-Mar-79                                  15,208                   13,922
30-Apr-79                                  14,194                   13,706
31-May-79                                  13,817                   14,198
30-Jun-79                                  13,763                   13,832
31-Jul-79                                  13,569                   14,578
31-Aug-79                                  13,914                   15,604
30-Sep-79                                  13,881                   17,216
31-Oct-79                                  12,425                   16,841
30-Nov-79                                  11,778                   17,261
31-Dec-79                                  12,641                   19,508
31-Jan-80                                  12,781                   22,324
29-Feb-80                                  11,994                   22,753
31-Mar-80                                  11,306                   18,862
30-Apr-80                                  12,087                   20,660
31-May-80                                  13,047                   22,880
30-Jun-80                                  13,940                   25,335
31-Jul-80                                  13,717                   26,369
31-Aug-80                                  14,387                   27,937
30-Sep-80                                  15,324                   28,480
31-Oct-80                                  15,994                   32,113
30-Nov-80                                  15,905                   31,374
31-Dec-80                                  17,143                   31,505
31-Jan-81                                  18,036                   30,842
28-Feb-81                                  17,646                   29,899
31-Mar-81                                  18,109                   30,525
30-Apr-81                                  19,026                   31,056
31-May-81                                  19,898                   32,411
30-Jun-81                                  20,838                   32,862
31-Jul-81                                  19,764                   29,609
31-Aug-81                                  19,294                   27,990
30-Sep-81                                  17,001                   23,883
31-Oct-81                                  17,650                   23,677
30-Nov-81                                  18,892                   27,091
31-Dec-81                                  18,903                   26,628
31-Jan-82                                  18,332                   25,058
28-Feb-82                                  16,767                   22,313
31-Mar-82                                  15,741                   20,937
30-Apr-82                                  17,335                   23,576
31-May-82                                  17,605                   24,167
30-Jun-82                                  16,207                   21,638
31-Jul-82                                  15,876                   20,322
31-Aug-82                                  15,104                   19,361
30-Sep-82                                  14,601                   18,867
31-Oct-82                                  14,442                   18,085
30-Nov-82                                  15,766                   17,834
31-Dec-82                                  16,967                   19,122
31-Jan-83                                  16,685                   21,059
28-Feb-83                                  17,114                   21,523
31-Mar-83                                  17,556                   20,935
30-Apr-83                                  18,090                   22,918
31-May-83                                  18,949                   22,680
30-Jun-83                                  19,443                   22,805
31-Jul-83                                  20,250                   24,147
31-Aug-83                                  20,602                   24,009
30-Sep-83                                  20,537                   23,116
31-Oct-83                                  20,654                   23,482
30-Nov-83                                  21,500                   24,606
31-Dec-83                                  23,283                   25,664
31-Jan-84                                  24,194                   27,047
29-Feb-84                                  24,363                   26,105
31-Mar-84                                  25,605                   26,258
30-Apr-84                                  24,940                   26,241
31-May-84                                  21,428                   23,046
30-Jun-84                                  20,683                   22,327
31-Jul-84                                  19,526                   22,034
31-Aug-84                                  21,787                   23,814
30-Sep-84                                  21,907                   23,800
31-Oct-84                                  22,559                   23,874
30-Nov-84                                  22,719                   24,329
31-Dec-84                                  22,586                   23,806
31-Jan-85                                  23,211                   25,585
28-Feb-85                                  22,359                   24,333
31-Mar-85                                  22,491                   24,634
30-Apr-85                                  22,603                   25,040
31-May-85                                  22,813                   25,917
30-Jun-85                                  22,379                   25,578
31-Jul-85                                  22,995                   28,221
31-Aug-85                                  22,925                   27,237
30-Sep-85                                  23,821                   28,075
31-Oct-85                                  25,122                   29,263
30-Nov-85                                  25,234                   28,210
31-Dec-85                                  24,689                   27,922
31-Jan-86                                  25,472                   29,489
28-Feb-86                                  27,110                   28,782
31-Mar-86                                  30,078                   29,707
30-Apr-86                                  31,898                   32,328
31-May-86                                  32,752                   32,655
30-Jun-86                                  35,553                   31,319
31-Jul-86                                  40,874                   29,529
31-Aug-86                                  44,458                   31,615
30-Sep-86                                  43,380                   33,557
31-Oct-86                                  38,283                   38,478
30-Nov-86                                  39,851                   38,624
31-Dec-86                                  41,952                   41,441
31-Jan-87                                  41,882                   42,639
28-Feb-87                                  43,576                   48,205
31-Mar-87                                  46,870                   49,784
30-Apr-87                                  48,192                   50,979
31-May-87                                  50,913                   54,583
30-Jun-87                                  50,676                   56,845
31-Jul-87                                  53,673                   62,936
31-Aug-87                                  54,935                   66,816
30-Sep-87                                  56,079                   69,436
31-Oct-87                                  42,690                   39,198
30-Nov-87                                  39,768                   40,871
31-Dec-87                                  44,356                   43,180
31-Jan-88                                  45,152                   42,763
29-Feb-88                                  46,314                   42,584
31-Mar-88                                  50,169                   47,744
30-Apr-88                                  52,799                   50,069
31-May-88                                  51,943                   53,623
30-Jun-88                                  52,249                   54,572
31-Jul-88                                  53,686                   56,785
31-Aug-88                                  51,331                   53,723
30-Sep-88                                  51,209                   52,817
31-Oct-88                                  52,677                   56,302
30-Nov-88                                  54,054                   56,075
31-Dec-88                                  54,649                   56,379
31-Jan-89                                  58,369                   62,282
28-Feb-89                                  59,995                   57,473
31-Mar-89                                  61,933                   58,460
30-Apr-89                                  64,153                   60,418
31-May-89                                  64,684                   57,695
30-Jun-89                                  63,434                   55,343
31-Jul-89                                  68,811                   60,330
31-Aug-89                                  71,218                   62,951
30-Sep-89                                  75,845                   64,710
31-Oct-89                                  73,094                   62,538
30-Nov-89                                  76,783                   62,611
31-Dec-89                                  80,947                   65,390
31-Jan-90                                  79,663                   64,990
28-Feb-90                                  78,058                   64,167
31-Mar-90                                  76,774                   63,341
30-Apr-90                                  73,950                   60,079
31-May-90                                  80,947                   65,777
30-Jun-90                                  82,744                   67,865
31-Jul-90                                  85,954                   71,505
31-Aug-90                                  77,288                   66,052
30-Sep-90                                  69,777                   60,014
31-Oct-90                                  74,848                   59,275
30-Nov-90                                  72,216                   58,752
31-Dec-90                                  72,075                   58,755
31-Jan-91                                  74,394                   62,285
28-Feb-91                                  80,872                   68,234
31-Mar-91                                  82,645                   69,913
30-Apr-91                                  83,122                   72,275
31-May-91                                  83,872                   72,539
30-Jun-91                                  82,099                   72,262
31-Jul-91                                  84,349                   76,475
31-Aug-91                                  80,122                   75,523
30-Sep-91                                  82,781                   76,311
31-Oct-91                                  84,827                   79,169
30-Nov-91                                  80,394                   78,406
31-Dec-91                                  81,494                   80,266
31-Jan-92                                  82,071                   82,100
29-Feb-92                                  81,422                   84,698
31-Mar-92                                  77,672                   84,110
30-Apr-92                                  79,114                   88,101
31-May-92                                  85,533                   94,085
30-Jun-92                                  82,793                   93,143
31-Jul-92                                  78,249                   90,792
31-Aug-92                                  75,509                   85,619
30-Sep-92                                  74,643                   84,236
31-Oct-92                                  76,662                   86,876
30-Nov-92                                  74,715                   85,201
31-Dec-92                                  75,009                   85,897
31-Jan-93                                  75,082                   86,538
28-Feb-93                                  78,574                   93,195
31-Mar-93                                  81,629                   94,782
30-Apr-93                                  88,104                   99,640
31-May-93                                  90,796                  103,455
30-Jun-93                                  88,032                  100,316
31-Jul-93                                  91,378                  103,860
31-Aug-93                                  95,598                  111,708
30-Sep-93                                  97,199                  113,866
31-Oct-93                                 100,909                  132,280
30-Nov-93                                 101,127                  128,331
31-Dec-93                                 120,468                  154,978
31-Jan-94                                 118,342                  150,724
28-Feb-94                                 113,328                  143,388
31-Mar-94                                  98,745                  128,164
30-Apr-94                                 100,719                  134,114
31-May-94                                 104,289                  138,544
30-Jun-94                                  99,352                  132,406
31-Jul-94                                 104,441                  139,383
31-Aug-94                                 112,037                  148,749
30-Sep-94                                 110,822                  144,844
31-Oct-94                                 111,050                  147,178
30-Nov-94                                 101,555                  135,384
31-Dec-94                                  96,698                  133,297
31-Jan-95                                  86,949                  121,795
28-Feb-95                                  91,424                  133,171
31-Mar-95                                  93,582                  134,577
30-Apr-95                                  94,780                  136,361
31-May-95                                 103,012                  145,618
30-Jun-95                                 101,413                  142,866
31-Jul-95                                 105,889                  148,766
31-Aug-95                                 102,292                  144,832
30-Sep-95                                 102,932                  146,694
31-Oct-95                                 100,854                  144,116
30-Nov-95                                  99,735                  145,398
31-Dec-95                                 103,900                  151,118

THE CHART AT RIGHT SHOWS THE PERFORMANCE OF THE GT GLOBAL NEW PACIFIC GROWTH FUND CLASS A SHARES SINCE THE FUND'S INCEPTION VERSUS THE MSCI-PACIFIC EX-JAPAN INDEX. THIS REPRESENTS A CUMULATIVE RETURN OF 300.85% FOR THE 10 YEARS ENDING DECEMBER 31, 1995 AND AN AVERAGE ANNUAL TOTAL RETURN OF 14.89%. THE CHART ASSUMES A HYPOTHETICAL $10,000 INITIAL INVESTMENT IN THE FUND'S CLASS A SHARES AND REFLECTS ALL FUND EXPENSES AND THE MAXIMUM 4.75% SALES CHARGE. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND WHILE THE INDEX IS UNMANAGED, DOES NOT INCUR EXPENSES AND IS NOT AVAILABLE FOR INVESTMENT. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

AVERAGE ANNUAL TOTAL RETURNS+
DECEMBER 31, 1995

  SHARE             WITHOUT SALES CHARGE           WITH SALES CHARGE++
                                     10-YEAR/                      10-YEAR/
                                     LIFE OF                       LIFE OF
  CLASS          1-YEAR    5-YEAR     FUND     1-YEAR    5-YEAR     FUND
  CLASS A*         7.45%     7.59%    15.45%     2.34%     6.55%    14.89%
  CLASS B**        6.54%      N/A      8.21%     1.54%      N/A      7.25%
  ADV. CLASS***     N/A       N/A      1.07%      N/A       N/A       N/A

  * The Fund began operations on January 19, 1977.
 ** The Fund began offering Class B shares on April 1, 1993.
*** The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.
  + Figures assume reinvestment of all dividends and capital gains distributions at net asset value.
 ++ The performance of the Class A shares reflects the effects of the maximum
    4.75% sales charge. Class B share performance reflects the applicable contingent deferred sales charge
    (5.00% for the first year, decreasing to 0% after six years).

THE DATA ABOVE REPRESENT PAST PERFORMANCE OF THE FUND'S SHARES, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      GEOGRAPHIC ALLOCATION OF NET ASSETS
            AS OF DECEMBER 31, 1995
Hong Kong                                            42.1%
Thailand                                             13.2%
Australia                                            11.0%
Malaysia                                              7.4%
Singapore                                             3.3%
Philippines                                           2.6%
Korea                                                 2.1%
Indonesia                                             0.7%
New Zealand                                           0.7%
China                                                 0.3%
U.S. (Short Term) & Other                            16.6%
                                                      100%
SECTOR ALLOCATION OF NET ASSETS
AS OF DECEMBER 31, 1995
Finance                                              43.4%
Multi Industry/Miscellaneous                         14.3%
Services                                             10.1%
Materials/Basic Industries                            7.8%
Energy                                                2.9%
Capital Goods                                         2.5%
Consumer Durables                                     2.0%
Consumer Non-Durables                                 0.2%
Warrants                                              0.2%
Other & Short Term Investments                       16.6%
                                                       1.0

ALLOCATIONS WILL CHANGE BASED ON CURRENT MARKET CONDITIONS.

GT GLOBAL
NEW PACIFIC
GROWTH FUND

FINANCIAL
STATEMENTS

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of GT Global Growth Series:

We have audited the accompanying statement of assets and liabilities of GT Global New Pacific Growth Fund, a series of shares of beneficial interest of GT Global Growth Series, including the schedule of portfolio investments, as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1991 were audited by other auditors whose report dated January 31, 1992 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GT Global New Pacific Growth Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.
BOSTON, MASSACHUSETTS
FEBRUARY 12, 1996

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                           Market        % of Net
Equity Investments                                              Country      Shares        Value        Assets {d}
--------------------------------------------------------------  --------   ----------   ------------   -------------
Finance (43.4%)
  HSBC Holdings PLC ..........................................   HK         3,447,600   $ 52,168,803        10.1
    BANKS-MONEY CENTER
  New World Development Co., Ltd.  ...........................   HK         6,567,000     28,622,336         5.6
    REAL ESTATE
  Siam Commercial Bank PLC - Foreign  ........................   THAI       1,958,000     25,816,362         5.0
    BANKS-MONEY CENTER
  National Australia Bank Ltd. ...............................   AUSL       1,574,883     14,158,618         2.7
    BANKS-MONEY CENTER
  Public Bank Bhd. - Foreign  ................................   MAL        7,336,000     14,041,021         2.7
    BANKS-MONEY CENTER
  Krung Thai Bank Ltd. - Foreign .............................   THAI       3,166,540     13,078,640         2.5
    BANKS-MONEY CENTER
  Cheung Kong (Holdings) Ltd. ................................   HK         1,883,000     11,470,422         2.2
    REAL ESTATE
  Hysan Development Co., Ltd. ................................   HK         4,019,000     10,629,662         2.1
    REAL ESTATE
  Bank of East Asia, Ltd. ....................................   HK         2,781,000      9,980,956         1.9
    BANKS-MONEY CENTER
  United Overseas Bank Ltd. - Foreign ........................   SING       1,020,000      9,810,467         1.9
    BANKS-MONEY CENTER
  Bank of Ayudhya Ltd. - Foreign .............................   THAI       1,512,600      8,470,079         1.6
    BANKS-REGIONAL
  Rashid Hussain Bhd. ........................................   MAL        2,250,000      6,734,405         1.3
    SECURITIES BROKER
  DCB Holdings Bhd. ..........................................   MAL        1,720,000      5,012,602         1.0
    BANKS-REGIONAL
  Henderson Investment Ltd. ..................................   HK         4,870,000      3,999,547         0.8
    REAL ESTATE
  Overseas-Chinese Banking Corp., Ltd. - Foreign .............   SING         300,000      3,755,304         0.7
    BANKS-REGIONAL
  City Developments Ltd.  ....................................   SING         348,200      2,536,393         0.5
    REAL ESTATE
  Hong Kong Land Holdings Ltd.{\/} ...........................   HK           592,000      1,095,200         0.2
    REAL ESTATE INVESTMENT TRUST
  Wharf (Holdings) Ltd. ......................................   HK           250,000        832,579         0.2
    REAL ESTATE
  PT Bank Internasional Indonesia - Foreign ..................   INDO         239,500        794,314         0.2
    BANKS-MONEY CENTER
  Amoy Properties Ltd. .......................................   HK           613,500        610,961         0.1
    REAL ESTATE
  Malayan Banking Bhd. .......................................   MAL           47,500        400,323         0.1
    BANKS-MONEY CENTER
  Hong Leong Bank Bhd. .......................................   MAL            1,000          2,757          --
    BANKS-MONEY CENTER
                                                                                        ------------
                                                                                         224,021,751
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                                                                                           Market        % of Net
Equity Investments                                              Country      Shares        Value        Assets {d}
--------------------------------------------------------------  --------   ----------   ------------   -------------
Multi Industry/Miscellaneous (14.3%)
  Hutchison Whampoa ..........................................   HK         5,244,000   $ 31,944,180         6.2
    CONGLOMERATE
  Swire Pacific Ltd. "A" .....................................   HK         3,087,000     23,954,992         4.6
    MULTI-INDUSTRY
  Citic Pacific Ltd. .........................................   HK         3,029,000     10,361,750         2.0
    CONGLOMERATE
  Pacific Dunlop Ltd. ........................................   AUSL       1,630,000      3,814,919         0.7
    MULTI-INDUSTRY
  Arab Malaysian Corp., Bhd. .................................   MAL          726,000      2,630,435         0.5
    CONGLOMERATE
  Jardine Matheson Holding Ltd.{\/} ..........................   HK           224,400      1,537,140         0.3
    CONGLOMERATE
  Java Fund-/- {\/} ..........................................   INDO          30,000        252,000          --
    COUNTRY FUNDS
  JG Summit Holdings, Inc. "B" ...............................   PHIL         748,000        205,479          --
    CONGLOMERATE
  Indonesian Capital Fund-/- {\/} ............................   INDO           5,000         53,750          --
    COUNTRY FUNDS
  Korea Fund, Inc.{\/} .......................................   KOR              907         19,954          --
    COUNTRY FUNDS
                                                                                        ------------
                                                                                          74,774,599
                                                                                        ------------
Services (10.1%)
  China Hong Kong Photo Products Holdings, Ltd. ..............   HK        20,700,000     11,712,688         2.3
    WHOLESALE & INTERNATIONAL TRADE
  News Corp., Ltd. ...........................................   AUSL       1,546,823      8,251,868         1.6
    BROADCASTING & PUBLISHING
  Philippine Long Distance Telephone Co. - ADR{\/} ...........   PHIL         125,000      6,765,625         1.3
    TELEPHONE - LONG DISTANCE
  Cathay Pacific Airways .....................................   HK         3,900,000      5,951,888         1.2
    TRANSPORTATION - AIRLINES
  Advanced Info. Service - Foreign ...........................   THAI         222,900      3,948,110         0.8
    WIRELESS COMMUNICATIONS
  Telecom Corporation of New Zealand Ltd. ....................   NZ           884,000      3,812,835         0.7
    TELEPHONE NETWORKS
  Hong Kong & Shanghai Hotels ................................   HK         2,000,000      2,897,051         0.6
    LEISURE & TOURISM
  Technology Resources Industries Bhd.-/- ....................   MAL          667,000      1,970,109         0.4
    TRANSPORTATION - AIRLINES
  Malaysian Airlines System Bhd. .............................   MAL          558,000      1,812,973         0.4
    TRANSPORTATION - AIRLINES
  Singapore Airlines Ltd. - Foreign  .........................   SING         105,000        980,198         0.2
    TRANSPORTATION - AIRLINES
  Matichon Newspaper Group - Foreign .........................   THAI         154,800        916,013         0.2
    BROADCASTING & PUBLISHING
  Dusit Thani PLC - Foreign-/- ...............................   THAI         608,666        894,386         0.2
    LEISURE & TOURISM
  International Cosmetics Co., Ltd. - Foreign ................   THAI          60,059        548,593         0.1
    WHOLESALE & INTERNATIONAL TRADE
  TelecomAsia Corp. - Foreign-/- .............................   THAI         106,000        324,146         0.1
    TELEPHONE NETWORKS
  Shun Tak Holdings Ltd. .....................................   HK           160,000        112,778          --
    TRANSPORTATION - SHIPPING
                                                                                        ------------
                                                                                          50,899,261
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                                                                                           Market        % of Net
Equity Investments                                              Country      Shares        Value        Assets {d}
--------------------------------------------------------------  --------   ----------   ------------   -------------
Materials/Basic Industry (7.8%)
  Broken Hill Proprietary Co., Ltd. ..........................   AUSL       1,049,568   $ 14,816,697         2.9
    MISC. MATERIALS & COMMODITIES
  Siam City Cement Co., Ltd. - Foreign .......................   THAI         467,600      7,316,696         1.4
    CEMENT
  Amcor Ltd. .................................................   AUSL       1,004,685      7,091,543         1.4
    PAPER/PACKAGING
  Western Mining Corporation Holdings Ltd. ...................   AUSL         452,381      2,904,058         0.6
    METALS - NON-FERROUS
  Malaysian Pacific Industries Bhd. ..........................   MAL          675,000      2,086,779         0.4
    PAPER/PACKAGING
  Siam Cement Co., Ltd. - Foreign  ...........................   THAI          33,500      1,857,268         0.4
    CEMENT
  Yizheng Chemical Fibre Co., Ltd. ...........................   CHNA       6,158,000      1,385,789         0.3
    CHEMICALS
  PT Barito Pacific Timber - Foreign  ........................   INDO       1,155,000        847,034         0.2
    FOREST PRODUCTS
  Pohang Iron & Steel Co., Ltd. ..............................   KOR            8,500        616,675         0.1
    METALS - STEEL
  Siam Pulp & Paper Co., Ltd. - Foreign  .....................   THAI         194,284        559,396         0.1
    PAPER/PACKAGING
  PT Indah Kiat Pulp & Paper Corp. - Foreign .................   INDO         328,488        240,901          --
    PAPER/PACKAGING
                                                                                        ------------
                                                                                          39,722,836
                                                                                        ------------
Energy (2.9%)
  Hong Kong Electric Holdings Ltd.  ..........................   HK         1,650,500      5,411,300         1.0
    ELECTRICAL & GAS UTILITIES
  Electricity Generating Public Co., Ltd. - Foreign-/- .......   THAI       1,219,350      4,164,579         0.8
    ELECTRICAL & GAS UTILITIES
  Oil Search Ltd. ............................................   AUSL       4,487,000      3,867,241         0.7
    OIL
  Petronas Gas Bhd. ..........................................   MAL          257,000        875,492         0.2
    OIL
  Hong Kong and China Gas Co., Ltd. ..........................   HK           450,000        724,586         0.1
    ELECTRICAL & GAS UTILITIES
  Yukong Ltd. - New-/- .......................................   KOR           17,929        600,854         0.1
    OIL
  Tenaga Nasional Bhd. .......................................   MAL           49,000        192,974          --
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                          15,837,026
                                                                                        ------------
Capital Goods (2.5%)
  C & P Homes, Inc.-/- .......................................   PHIL       8,995,800      6,606,988         1.3
    CONSTRUCTION
  Hopewell Holdings ..........................................   HK         5,778,000      3,325,414         0.6
    CONSTRUCTION
  E.R.G. Ltd. ................................................   AUSL       1,742,015      2,083,843         0.4
    ELECTRICAL PLANT/EQUIPMENT
  Bandar Raya Developments Bhd. ..............................   MAL          394,000        561,704         0.1
    CONSTRUCTION
  United Engineers Ltd., Convertible Unsecured Loan Stock, 4%
   expires 5/22/99  ..........................................   MAL          522,500        292,198         0.1
    CONSTRUCTION
  New World Infrastructure Ltd.-/- ...........................   HK             3,163          6,054          --
    INDUSTRIAL COMPONENTS
                                                                                        ------------
                                                                                          12,876,201
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                                                                                           Market        % of Net
Equity Investments                                              Country      Shares        Value        Assets {d}
--------------------------------------------------------------  --------   ----------   ------------   -------------
Consumer Durables (2.0%)
  Samsung Electronics Co.: ...................................   KOR               --             --         1.9
    CONSUMER ELECTRONICS
    common  ..................................................   --            26,517   $  4,820,030          --
    New-/- ...................................................   --            25,509      4,497,700          --
    New 2-/- .................................................   --             1,735        305,912          --
  PT Astra International - Foreign ...........................   INDO         261,600        544,046         0.1
    AUTO PARTS
                                                                                        ------------
                                                                                          10,167,688
                                                                                        ------------
Consumer Non-Durables (0.2%)
  PT Unilever Indonesia - Foreign ............................   INDO          70,414        847,804         0.2
    HOUSEHOLD PRODUCTS
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $372,593,224) .................                           429,147,166        83.2
                                                                                        ------------       -----

                                                                             No. of        Market        % of Net
Warrants (0.2%)                                                 Country     Warrants       Value        Assets {d}
--------------------------------------------------------------  --------   ----------   ------------   -------------
  Development & Commercial Bank Warrants, expire 12/28/99-/-
    ..........................................................   MAL          933,750        926,690         0.2
    BANKS-MONEY CENTER
  Henderson Investment Warrants, expire 3/31/96-/- ...........   HK           500,000          7,695          --
    INVESTMENT MANAGEMENT
  Hang Lung Development Co. Warrants, expire 10/31/97-/- .....   HK            36,500          5,476          --
    REAL ESTATE
                                                                                        ------------       -----

TOTAL WARRANTS (cost $147,877)  ..............................                               939,861         0.2
                                                                                        ------------       -----

                                                                             No. of        Market        % of Net
Rights (0.0%)                                                   Country      Rights        Value        Assets {d}
--------------------------------------------------------------  --------   ----------   ------------   -------------
  Hong Leong Bank Rights, expire 1996 (cost $0)-/- ...........   MAL              150             --          --
                                                                                        ------------       -----
    BANKS-MONEY CENTER

                                                                                           Market        % of Net
Repurchase Agreement                                                                       Value        Assets {d}
--------------------------------------------------------------                          ------------   -------------
  Dated December 29, 1995, with State Street Bank & Trust
   Company, due January 2, 1996, for an effective yield of
   5.55% collateralized by $44,195,000 U.S. Treasury Bond,
   10.4% due 11/15/12 (market value of collateral is
   $61,561,658 including accrued interest) (cost $60,355,902)
    ..........................................................                            60,355,902        11.7
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $433,097,003) * ......................                           490,442,929        95.1
Other Assets and Liabilities .................................                            25,101,457         4.9
                                                                                        ------------       -----

NET ASSETS ...................................................                          $515,544,386       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

----------------

        {d} Percentages indicated are based on net assets of $515,544,386. -/- Non-income producing security.
       {\/}  U.S. currency denominated.
          * For Federal income tax purposes, cost is $433,856,100 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  71,611,486
                 Unrealized depreciation:           (15,024,657)
                                                  -------------
                 Net unrealized appreciation:     $  56,586,829
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                       GT GLOBAL NEW PACIFIC GROWTH FUND

The Fund's Portfolio of Investments at December 31, 1995, was concentrated in the following countries:

                                               Percentage of Net Assets {d}
                                        -------------------------------------------
                                                 Fixed Income,
                                                   Rights &      Short-Term
Country(Country Code/Currency Code)     Equity     Warrants       & Other     Total
--------------------------------------  ------   -------------   ----------   -----
Australia (AUSL/AUD) .................   11.0                                  11.0
China (CHNA/RMB) .....................    0.3                                   0.3
Hong Kong (HK/HKD) ...................   42.1                                  42.1
Indonesia (INDO/IDR) .................    0.7                                   0.7
Korea (KOR/KRW) ......................    2.1                                   2.1
Malaysia (MAL/MYR) ...................    7.2         0.2                       7.4
New Zealand (NZ/NZD) .................    0.7                                   0.7
Philippines (PHIL/PHP) ...............    2.6                                   2.6
Singapore (SING/SGD) .................    3.3                                   3.3
Thailand (THAI/THB) ..................   13.2                                  13.2
United States (US/USD) ...............                              16.6       16.6
                                        ------        ---            ---      -----
Total  ...............................   83.2         0.2           16.6      100.0
                                        ------        ---            ---      -----
                                        ------        ---            ---      -----

----------------
{d}  Percentages indicated are based on net assets of $515,544,386.

    The accompanying notes are an integral part of the financial statements.

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                               December 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $372,741,101)
   (Note 1).................................................     $430,087,027
  Repurchase agreement, at value and cost (Note 1)..........       60,355,902
  U.S. currency..............................     $      430
  Foreign currencies (cost $4,974,575).......      4,977,527        4,977,957
                                                  ----------
  Receivable for Fund shares sold...........................       21,263,013
  Receivable for securities sold............................        5,507,248
  Dividends and dividend withholding tax reclaims
   receivable...............................................        1,289,348
  Interest receivable.......................................              224
  Cash held as collateral for securities loaned (Note 1)....       34,303,197
                                                                 ------------
    Total assets............................................      557,783,916
                                                                 ------------
Liabilities:
  Payable for Fund shares repurchased.......................        6,491,595
  Payable for securities purchased..........................          426,159
  Payable for investment management and administration fees
   (Note 2).................................................          422,638
  Payable for service and distribution expenses (Note 2)....          221,282
  Payable for transfer agent fees (Note 2)..................          170,333
  Payable for printing and postage expenses.................           90,329
  Payable for custodian fees (Note 1).......................           34,631
  Payable for professional fees.............................           26,606
  Payable for registration and filing fees..................           23,071
  Payable for fund accounting fees (Note 2).................           10,822
  Payable for Trustees' fees and expenses (Note 2)..........           10,076
  Other accrued expenses....................................            8,791
  Collateral for securities loaned (Note 1).................       34,303,197
                                                                 ------------
    Total liabilities.......................................       42,239,530
                                                                 ------------
Net assets..................................................     $515,544,386
                                                                 ------------
                                                                 ------------
Class A:
Net asset value and redemption price per share
 ($383,721,688 DIVIDED BY 30,776,366 shares outstanding)....     $      12.47
                                                                 ------------
                                                                 ------------
Maximum offering price per share
 (100/95.25 of $12.47) *....................................     $      13.09
                                                                 ------------
                                                                 ------------
Class B:+
Net asset value and offering price per share
 ($130,887,431 DIVIDED BY 10,648,765 shares outstanding)....     $      12.29
                                                                 ------------
                                                                 ------------
Advisor Class:
Net asset value, offering price per share, and redemption
 price per share
 ($935,267 DIVIDED BY 75,147 shares outstanding)............     $      12.45
                                                                 ------------
                                                                 ------------
Net assets consist of:
  Paid in capital (Note 4)..................................     $459,455,958
  Accumulated net realized loss on investments and foreign
   currency transactions....................................       (1,261,198)
  Net unrealized appreciation on translation of assets and
   liabilities in foreign currencies........................            3,700
  Net unrealized appreciation of investments................       57,345,926
                                                                 ------------
Total -- representing net assets applicable to capital
 shares outstanding.........................................     $515,544,386
                                                                 ------------
                                                                 ------------

----------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1995

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of
   $781,653).................................................     $11,446,729
  Interest income............................................       3,456,228
                                                                  -----------
    Total investment income..................................      14,902,957
                                                                  -----------
Expenses:
  Investment management and administration fees (Note 2).....       5,176,333
  Service and distribution expenses: (Note 2)
    Class A..................................     $ 1,422,420
    Class B..................................       1,247,894       2,670,314
                                                  -----------
  Transfer agent fees (Note 2)...............................       1,867,170
  Custodian fees (Note 1)....................................         783,756
  Printing and postage expenses..............................         342,220
  Fund accounting fees (Note 2)..............................         131,708
  Registration and filing fees...............................         119,063
  Audit fees.................................................          30,060
  Legal fees.................................................          24,267
  Trustees' fees and expenses (Note 2).......................           5,779
                                                                  -----------
    Total expenses before reductions.........................      11,150,670
                                                                  -----------
      Expense reductions (Notes 1 & 5).......................        (285,318)
                                                                  -----------
    Total net expenses.......................................      10,865,352
                                                                  -----------
Net investment income........................................       4,037,605
                                                                  -----------
Net realized and unrealized gain on
investments and foreign currencies: (Note 1)
  Net realized gain on investments...........      18,316,773
  Net realized loss on foreign currency
   transactions..............................        (599,862)
                                                  -----------
    Net realized gain during the year........................      17,716,911
  Net change in unrealized appreciation on
   translation of assets and liabilities in
   foreign
   currencies................................           6,315
  Net change in unrealized appreciation of
   investments...............................      36,706,715
                                                  -----------
    Net unrealized appreciation during the year..............      36,713,030
                                                                  -----------
Net realized and unrealized gain on investments and foreign
 currencies..................................................      54,429,941
                                                                  -----------
Net increase in net assets resulting from operations.........     $58,467,546
                                                                  -----------
                                                                  -----------

    The accompanying notes are an integral part of the financial statements.

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                     YEAR ENDED             YEAR ENDED
                                                  DECEMBER 31, 1995      DECEMBER 31, 1994
                                                  -----------------      -----------------
Decrease in net assets
Operations:
  Net investment income (loss)...............      $    4,037,605         $      (28,620)
  Net realized gain on investments and
   foreign currency transactions.............          17,716,911             12,214,388
  Net change in unrealized appreciation on
   translation of assets and liabilities in
   foreign currencies........................               6,315                 25,326
  Net change in unrealized appreciation
   (depreciation) of investments.............          36,706,715           (129,412,169)
                                                  -----------------      -----------------
    Net increase (decrease) in net assets
     resulting from operations...............          58,467,546           (117,201,075)
                                                  -----------------      -----------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income.................          (2,982,780)              (202,019)
  From net realized gain on investments......         (13,196,301)           (18,250,328)
  In excess of net realized gain on
   investments...............................                  --             (2,341,796)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income.................            (228,209)            (5,228,855)
  From net realized gain on investments......          (4,263,749)                    --
  In excess of net realized gain on
   investments...............................                  --               (670,942)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income.................             (11,427)                    --
  From net realized gain on investments......             (35,360)                    --
                                                  -----------------      -----------------
    Total distributions......................         (20,717,826)           (26,693,940)
                                                  -----------------      -----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested................................       3,442,682,160          1,372,467,962
  Decrease from capital shares repurchased...      (3,489,738,455)        (1,274,742,064)
                                                  -----------------      -----------------
    Net increase (decrease) from capital
     share transactions......................         (47,056,295)            97,725,898
                                                  -----------------      -----------------
Total decrease in net assets.................          (9,306,575)           (46,169,117)
Net assets:
  Beginning of year..........................         524,850,961            571,020,078
                                                  -----------------      -----------------
  End of year................................      $  515,544,386         $  524,850,961
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                     CLASS A+
                                          ---------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                          ---------------------------------------------------------------
                                            1995(D)       1994         1993         1992         1991
                                          -----------  -----------  -----------  -----------  -----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    12.10   $    15.86   $    10.31   $    11.30   $    10.57
                                          -----------  -----------  -----------  -----------  -----------
Income from investment operations:
  Net investment income (loss)..........        0.11         0.02        (0.03)        0.07         0.11
  Net realized and unrealized gain
   (loss) on investments................        0.79        (3.15)        6.23        (0.97)        1.25
                                          -----------  -----------  -----------  -----------  -----------
    Net increase (decrease) from
     investment operations..............        0.90        (3.13)        6.20        (0.90)        1.36
                                          -----------  -----------  -----------  -----------  -----------
Distributions to shareholders:
  From net investment income............       (0.10)       (0.01)          --        (0.06)       (0.08)
  From net realized gain on
   investments..........................       (0.43)       (0.55)       (0.65)       (0.03)       (0.55)
  In excess of net investment income....          --           --           --           --           --
  In excess of net realized gain on
   investments..........................          --        (0.07)          --           --           --
                                          -----------  -----------  -----------  -----------  -----------
    Total distributions.................       (0.53)       (0.63)       (0.65)       (0.09)       (0.63)
                                          -----------  -----------  -----------  -----------  -----------
Net asset value, end of period..........  $    12.47   $    12.10   $    15.86   $    10.31   $    11.30
                                          -----------  -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------  -----------
Total investment return (c).............        7.45%      (19.73)%       60.6%        (8.0)%       13.1%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  383,722   $  404,680   $  498,898   $  281,418   $  333,800
Ratio of net investment income (loss) to
 average net assets.....................        0.91%        0.11%        (0.3)%        0.6%         1.0%
Ratio of expenses to average net assets:
With expense reductions (Notes 1 & 5)...        1.89%        1.81%         1.9%         2.0%         2.0%
Without expense reductions..............        1.94%          --%          --%          --%          --%
Portfolio turnover rate++++.............          63%          87%         117%          72%          85%

----------------

   + All capitals shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
  ++  Commencing April 1, 1993, the Fund began offering Class B shares.
 +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (a)  Not annualized.
 (b)  Annualized.
 (c)  Total investment return does not include sales charges.
 (d) Calculated based upon weighted average shares outstanding during the period.

    The accompanying notes are an integral part of the financial statements.

                       GT GLOBAL NEW PACIFIC GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                         CLASS B++                    ADVISOR
                                          ---------------------------------------     CLASS+++
                                                                                   --------------
                                                 YEAR ENDED         APRIL 1, 1993   JUNE 1, 1995
                                                DECEMBER 31,             TO              TO
                                          ------------------------  DECEMBER 31,    DECEMBER 31,
                                            1995(D)       1994          1993          1995(D)
                                          -----------  -----------  -------------  --------------
Per Share Operating Performance:
Net asset value, beginning of period....  $    11.96   $    15.79    $    11.27      $   12.89
                                          -----------  -----------  -------------      -------
Income from investment operations:
  Net investment income (loss)..........        0.03        (0.06)        (0.10)          0.09
  Net realized and unrealized gain
   (loss) on investments................        0.75        (3.15)         5.27           0.05
                                          -----------  -----------  -------------      -------
    Net increase (decrease) from
     investment operations..............        0.78        (3.21)         5.17           0.14
                                          -----------  -----------  -------------      -------
Distributions to shareholders:
  From net investment income............       (0.02)          --            --          (0.15)
  From net realized gain on
   investments..........................       (0.43)       (0.55)        (0.65)         (0.43)
  In excess of net investment income....          --           --            --             --
  In excess of net realized gain on
   investments..........................          --        (0.07)           --             --
                                          -----------  -----------  -------------      -------
    Total distributions.................       (0.45)       (0.62)        (0.65)         (0.58)
                                          -----------  -----------  -------------      -------
Net asset value, end of period..........  $    12.29   $    11.96    $    15.79      $   12.45
                                          -----------  -----------  -------------      -------
                                          -----------  -----------  -------------      -------
Total investment return (c).............        6.54%       (20.3)%        46.3 %(a)        1.07 %(a)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  130,887   $  120,171    $   72,122      $     935
Ratio of net investment income (loss) to
 average net assets.....................        0.26%       (0.54)%        (0.9)%(b)        1.26 %(b)
Ratio of expenses to average net assets:
With expense reductions (Notes 1 & 5)...        2.54%        2.46%          2.5 %(b)        1.54 %(b)
Without expense reductions..............        2.59%          --%           -- %         1.59 %(b)
Portfolio turnover rate++++.............          63%          87%          117 %           63 %

----------------

   + All capitals shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
  ++  Commencing April 1, 1993, the Fund began offering Class B shares.
 +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (a)  Not annualized.
 (b)  Annualized.
 (c)  Total investment return does not include sales charges.
 (d) Calculated based upon weighted average shares outstanding during the period.

    The accompanying notes are an integral part of the financial statements.

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global New Pacific Growth Fund ("Fund") is a separate series of GT Global Growth Series ("Company"). The Company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has eight series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. The Fund commenced sale of Advisor Class shares on June 1, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and, therefore, the financial statements may include certain estimates made by management.

(A)  PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by LGT Asset Management, Inc. ("LGT", formerly known as G.T. Capital Management, Inc.) to be the primary market.

Fixed income securities are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for securities of comparative maturity, quality and type. However, when LGT deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Trustees.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized

                       GT GLOBAL NEW PACIFIC GROWTH FUND
between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U.S. government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity. LGT is responsible for determining that the value of these underlying securities remains at least equal to the resale price.

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid, high grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the

                       GT GLOBAL NEW PACIFIC GROWTH FUND
contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H)  PORTFOLIO SECURITIES LOANED
At December 31, 1995, stocks with an aggregate value of approximately $30,384,771 were on loan to brokers. The loans were secured by cash collateral of $34,303,197, received by the Fund. Cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For the year ended December 31, 1995, the Fund received securities lending fees of $148,078 which were used to reduce custodian fees.

(I)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, or excise tax on income and capital gains.

(J)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets, and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L)  RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(M)  INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

2. RELATED PARTIES
LGT is the Fund's investment manager and administrator. The Fund pays investment management and administration fees at the following annualized rates: 0.975% on the first $500 million of average daily net assets on the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

                       GT GLOBAL NEW PACIFIC GROWTH FUND

GT Global, Inc. ("GT Global", formerly known as G.T. Global Financial Services, Inc.), an affiliate of LGT, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1995, GT Global retained $141,263 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $51,337 for the year ended December 31, 1995. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended December 31, 1995, GT Global collected CDSCs in the amount of $707,614. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Trustees has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for its expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

LGT and GT Global have voluntarily undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to the maximum annual level of 2.25%, 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by LGT of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by LGT or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of LGT and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

Effective July 1, 1995, LGT has assumed the role of pricing and accounting agent for the Fund. The monthly fee for these services to LGT is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% of the first $5 billion of assets of all registered mutual funds advised by LGT ("GT Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregated assets of the GT Funds. For the period ended December 31, 1995, the Fund paid fund accounting fees of $53,724 to LGT.

The Company pays each of its Trustees who is not an employee, officer or director of LGT, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

                       GT GLOBAL NEW PACIFIC GROWTH FUND

3. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1995, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $293,335,057 and $409,997,442, respectively. There were no purchases or sales of U.S. government obligations during the year.

4. CAPITAL SHARES
At December 31, 1995, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                                 YEAR ENDED                     YEAR ENDED
                                                                              DECEMBER 31, 1995             DECEMBER 31, 1994
                                                                        -----------------------------  ----------------------------
CLASS A                                                                    SHARES         AMOUNT         SHARES         AMOUNT
                                                                        ------------  ---------------  -----------  ---------------
Shares sold...........................................................   213,508,812  $ 2,634,346,068   75,474,666  $ 1,050,741,703
Shares issued in connection with reinvestment of distributions........     1,069,849       13,241,922    1,507,455       18,168,232
                                                                        ------------  ---------------  -----------  ---------------
                                                                         214,578,661    2,647,587,990   76,982,121    1,068,909,935
Shares repurchased....................................................  (217,241,112)  (2,697,556,175) (75,002,452)  (1,047,474,403)
                                                                        ------------  ---------------  -----------  ---------------
Net increase (decrease)...............................................    (2,662,451) $   (49,968,185)   1,979,669  $    21,435,532
                                                                        ------------  ---------------  -----------  ---------------
                                                                        ------------  ---------------  -----------  ---------------


                                                                                 YEAR ENDED                     YEAR ENDED
                                                                              DECEMBER 31, 1995             DECEMBER 31, 1994
                                                                        -----------------------------  ----------------------------
CLASS B                                                                    SHARES         AMOUNT         SHARES         AMOUNT
                                                                        ------------  ---------------  -----------  ---------------
Shares sold...........................................................    64,930,186  $   788,928,928   21,680,848  $   298,469,013
Shares issued in connection with reinvestment of distributions........       307,922        3,759,320      427,074        5,089,014
                                                                        ------------  ---------------  -----------  ---------------
                                                                          65,238,108      792,688,248   22,107,922      303,558,027
Shares repurchased....................................................   (64,636,995)    (790,755,338) (16,628,905)    (227,267,661)
                                                                        ------------  ---------------  -----------  ---------------
Net increase..........................................................       601,113  $     1,932,910    5,479,017  $    76,290,366
                                                                        ------------  ---------------  -----------  ---------------
                                                                        ------------  ---------------  -----------  ---------------

                                                                                JUNE 1, 1995
                                                                          (COMMENCEMENT OF SALE OF
                                                                        SHARES) TO DECEMBER 31, 1995
                                                                        -----------------------------
ADVISOR CLASS                                                              SHARES         AMOUNT
                                                                        ------------  ---------------
Shares sold...........................................................       184,375  $     2,360,516
Shares issued in connection with reinvestment of distributions........         3,674           45,406
                                                                        ------------  ---------------
                                                                             188,049        2,405,922
Shares repurchased....................................................      (112,902)      (1,426,942)
                                                                        ------------  ---------------
Net increase..........................................................        75,147  $       978,980
                                                                        ------------  ---------------
                                                                        ------------  ---------------

5. EXPENSE REDUCTIONS
LGT has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1995, the Fund's expenses were reduced by $137,240 under these arrangements.

--------------
FEDERAL TAX INFORMATION (UNAUDITED):

For its fiscal year ended December 31, 1995, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was approximately $0.322 per share (representing an approximate total of $12,518,000). The total amount of dividend and capital gain taxes paid by the Fund to such countries was approximately $0.0391 per share (representing an approximate total of $1,594,151).

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $17,495,410 as capital gain dividends for the fiscal year ended December 31, 1995.

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                                     NOTES

--------------------------------------------------------------------------------

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND RISKS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture, or sell telecommunications services or equipment

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve, or maintain a country's infrastructure

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore, or develop natural resources

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA VALUE FUND
Concentrates on large cap equity securities of U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

      [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE